Exhibit 99.5
The following is an FAQ made available to employees of Synaptics Incorporated on June 25, 2026.

Employee FAQ

1.	What does the announcement mean for Synaptics employees?
•	This transaction reflects the strength of Synaptics’ business, technology portfolio, growth prospects, and the significant opportunity we see for our business.
•	Joining a large organization often brings expanded career pathways, greater organizational resources and capabilities, and increased opportunities to innovate.
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This announcement does not change our day-to-day responsibilities or reporting structure. Until the transaction closes, onsemi and Synaptics will continue to operate as separate and independent companies.

2.	What was announced?
•	Synaptics has entered into a definitive agreement to be acquired by onsemi in an all-stock transaction.
•	The combination brings together Synaptics’ differentiated Edge AI compute, connectivity, and human-machine interface solutions with onsemi's leadership in intelligent power and sensing.
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Together, we will be able to offer customers integrated solutions and development platforms across every layer of the Edge AI stack, deepening customer engagement and expanding across a greater total addressable market.

3.	Who is onsemi? What is its mission and culture? Why is onsemi the right partner?
•	onsemi is a global leader in intelligent power and sensing technology, with a strong position across AI data centers, industrial, and automotive applications.
•	onsemi’s intelligent power and sensing technologies are highly complementary to Synaptics’ differentiated Edge AI compute, connectivity, and human-machine interface solutions.
•	onsemi is headquartered in Scottsdale, AZ, with design centers, manufacturing facilities, sales offices, and support locations around the world.
•	onsemi and Synaptics share a common vision to develop integrated intelligent systems for customers.
•	We are confident that our strong cultural alignment and shared commitment to innovation will be key to our mutual success.

4.	What are the benefits of the transaction? Why are we agreeing to the acquisition?
•	The transaction reflects the strength of what Synaptics has built over the years and the compelling path forward we see for our business.
•	onsemi’s extensive industrial distribution network, global customer relationships, and manufacturing capabilities will help accelerate our growth and enhance profitability.
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By combining Synaptics’ differentiated Edge AI compute, connectivity, and human-machine interface solutions with onsemi’s leadership in intelligent power and sensing, the combined company will become a leading provider of intelligent systems.

•	Together, we will be well positioned to deliver innovative, intelligent, higher-performance and energy-efficient systems to customers.

5.	When is the transaction expected to close?
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We expect the transaction to close in mid-2027, subject to approval by Synaptics shareholders, the receipt of required regulatory approvals, and other customary closing conditions. Until then, onsemi and Synaptics will continue to operate as separate, independent companies.

6.	Will Synaptics’ strategy change?
•	This transaction complements and accelerates our existing strategy.
•	Synaptics and onsemi share a common vision of delivering intelligent system solutions for customers.
•	We will continue to focus on attractive growth markets in Edge AI and Physical AI.
•	We expect to accelerate our sales and distribution channel expansion.

7.	What is onsemi’s long-term strategy and how does Synaptics fit into that strategy?
•	onsemi sees Connected Compute as an important pillar of Physical AI along with Power, Sense, and Control.
•	Synaptics’ leadership in compute and connectivity, as well as the company’s innovation in human-machine interface solutions, are key to providing intelligent systems.

8.	Will Synaptics keep its name and brand?
•	Details about Synaptics’ name and brand will be determined after the transaction closes, which we expect to occur in mid-2027.
•	Until then, onsemi and Synaptics will continue to operate as separate and independent companies, and it is business as usual.

9.	Will there be layoffs or changes to the organizational structure? How will Synaptics be integrated?
•	At its core, this transaction is about growth, scale, and opportunity.
•	We are not expecting any immediate changes to our organizational structure as a result of this announcement.

•	Until the transaction closes, onsemi and Synaptics will continue to operate as separate and independent companies.
•	As we move through the process, we are committed to keeping employees informed.
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In the meantime, it’s important that we all remain focused on executing our strategic priorities with discipline and continuing to deliver the innovation and quality our customers expect from Synaptics.

•	As always, we encourage you to talk with your Functional SET Leader if you have any questions.

10.	Will my compensation and benefits change?
•	There are no changes at this time to existing Synaptics employee compensation or benefits as a result of today's announcement.
•	Until the transaction closes, onsemi and Synaptics will continue to operate as separate and independent companies.
•	As a large global employer, onsemi offers a comprehensive and market-competitive Total Rewards program, including compensation, benefits, time off, and wellness programs.

11.	Will my job/team/business unit/department change?
•	This is just the first step in our journey, and there is a lot of exciting work ahead of us.
•	Until the transaction closes, onsemi and Synaptics will continue to operate as separate and independent companies.
•	We’ll be sure to keep you updated on the latest developments throughout the process.

12.	What will happen to Synaptics’ management team following the transaction?
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While it is still early in the process and many decisions have not yet been made, both companies are committed to thoughtful integration planning that positions the combined company for long-term success.

13.	Will Rahul remain as our CEO? What will his role be in the combined company?
•	Rahul remains our CEO and is focused on leading Synaptics through the signing-to-close process and supporting a successful integration.
•	Rahul is excited about the future of the combined company and the opportunities this transaction creates for employees, customers, and shareholders.
•	It is still early in the process, and decisions regarding specific post-close leadership roles have not yet been made.

14.	How will Synaptics fit into onsemi’s structure?
•	At the appropriate time, a team of leaders from both onsemi and Synaptics will be assembled to work through integration planning.
•	Until the transaction closes, onsemi and Synaptics will continue to operate as separate and independent companies.

15.	What will happen to Synaptics’ headquarters, offices, and facilities following the transaction? Will employees have to relocate or change offices?
•	There may be changes down the road, but we do not expect major changes, if any, until after the transaction closes.
•	onsemi is a global company with a significant presence across major technology, engineering, and manufacturing hubs around the world.

16.	How does this affect recruitment for current open positions?
•	We don’t anticipate any changes to our current recruitment goals, and we plan to continue hiring and filling open positions, subject to our interim covenant obligations under the Merger Agreement.

17.	What will happen with my stock?
•	At the closing, each share of Synaptics stock that you own will be automatically converted into 1.350 shares of onsemi stock.

18.	What will happen to unvested RSUs?
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Any time-vested RSUs you hold which are unvested as of the closing of the transaction will be converted into RSUs on onsemi stock based on the overall exchange ratio used for the transaction and those converted RSUs will continue to vest and settle in the normal course based on your original service vesting schedule.

19.	When can I trade my Synaptics stock?
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If you participated in the transaction and have access to material non-public information about Synaptics or onsemi that has not been disclosed, then you should not trade in Synaptics or onsemi securities.

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Employees who did not participate in the transaction may trade freely in Synaptics securities; provided they are not in possession of material non-public information or otherwise subject to the Insider Trading Policy. Please contact the Chief Legal Officer if you have any questions about your ability to trade.

20.	Would I be eligible for a bonus and RSU grant for this fiscal year?
•	It is expected that RSUs for the upcoming grant cycle will be issued in the normal course.

21.	How is onsemi thinking about integration? How long will integration take after the transaction closes?
•	This announcement is just the first step in uniting onsemi and Synaptics.
•	At the appropriate time, a team of leaders from both onsemi and Synaptics will be assembled to work through integration planning.

22.	Should I start reaching out to my onsemi counterparts?
•	No. Until the transaction closes, Synaptics and onsemi will run as independent companies.
•	Integration planning and communications will be coordinated through designated teams at the appropriate time.
•	We will provide guidance and notify employees when and how broader engagement with onsemi teams should occur.
•	Reach out to your manager or SET leadership for any questions.

23.	What should I do if they reach out to me?
•	Please inform your manager or SET leadership if someone reaches out.
•	Senior leadership will coordinate and communicate at the appropriate time.

24.	What does this mean for our customers?
•	Both Synaptics and onsemi have a deep customer focus.
•	Serving our customers is our top priority, and we all should continue to be committed to this goal.
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As we look to the future of our combined company, we expect customers to have access to broader solutions and differentiated technology capabilities and to benefit from accelerated innovation enabled by scaled R&D and expanded technology roadmaps.

25.	What is the customer communication plan? What should I tell customers who ask about this announcement?
•	Many of our senior customer-facing leaders are calling our customers directly to share the news and answer any questions.
•	Securities and Exchange Commission (SEC) rules restrict what we can communicate about the transaction.
•	You should direct anyone, including customers and others, to review publicly filed announcements relating to the transaction.
•	If you receive any further questions, please direct them to your SET leadership.
•	You can reassure customers that we remain focused on delivering the innovative, high-quality products and solutions our customers have come to expect.

26.	What happens next?
•	We expect the transaction to close in mid-2027, subject to approval by Synaptics shareholders, the receipt of required regulatory approvals, and other customary closing conditions.
•	Until then, onsemi and Synaptics will continue to operate as separate and independent companies.
•	While we may not have all the answers immediately, we are committed to being transparent and timely in our communications.

27.	How should we handle contract renewals between now and close?
•	Until the transaction closes, it is business as usual. onsemi and Synaptics will continue to operate as separate and independent companies.
•	We should execute contract renewals in the normal course of business.
•	Please reach out to your SET leadership and Legal for any questions.

28.	Can I talk about this with my friends and family or post on social media?
•	We encourage you to direct friends and family to read the announcement press release should they be interested in the news.
•	As a public company, there are strict SEC rules that govern what and how we are able to share information on social media about this transaction.
•	It is okay to repost or “like” information posted by the Official Company Social Media Accounts. For additional information, please refer to the Synaptics social media policy.
•	However, employees should refrain from generating new content or commenting about the announcement so that we can all comply with SEC rules.
•	We should avoid commenting on the strategic rationale for the acquisition or speculating about any future plans or changes.

29.	What if someone from media or outside of Synaptics reaches out about the transaction?
•	Please direct any investor questions to Munjal Shah at munjal.shah@synaptics.com.
•	Please direct any media inquiries to Neeta Shenoy at neeta.shenoy@synaptics.com.

30.	Where can I get updates and find more information?
•	We have established a dedicated page covering the transaction on our intranet.
•	As always, we encourage you to talk with your Functional SET Leader if you have any questions.
•	We will keep you informed and provide relevant updates as appropriate.

Cautionary Note Regarding Forward-Looking Statements
This communication relates to a proposed business combination transaction between Synaptics Incorporated and ON Semiconductor Corporation. This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Synaptics’ and onsemi’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, their respective businesses and industries, management’s beliefs and certain assumptions made by Synaptics and onsemi, all of which are subject to change.  Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology that convey uncertainty of future events or outcomes.

These forward-looking statements involve known and unknown risks and uncertainties, which may cause Synaptics’ or onsemi’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from regulators or the stockholders of Synaptics for the transaction are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Synaptics or onsemi, including restrictions during the pendency of the transaction that may impact the ability to pursue certain business opportunities or strategic transactions; (5) the ability of Synaptics and onsemi to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; (10) uncertainty as to the long-term value of onsemi’s common stock; (11) legislative, regulatory and economic developments; and (12) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Synaptics’ and onsemi’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to Synaptics’ overall business, including those more fully described in Synaptics’ filings with the Securities and Exchange Commission (“SEC”) including its annual report on Form 10-K for the fiscal year ended June 28, 2025, and its quarterly reports filed on Form 10-Q for the current fiscal year, and onsemi’s overall business and financial condition, including those more fully described in onsemi’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2025, and its quarterly reports filed on Form 10-Q for its current fiscal year. Forward-looking statements are not guarantees of performance, and speak only as of the date made, and neither Synaptics nor its management undertakes any obligation to update or revise any forward-looking statements.
No Offer or Solicitation
This communication is for informational purposes only and does not constitute, or form a part of, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Important Additional Information about the Transaction and Where To Find It
The proposed transaction will be submitted to the stockholders of Synaptics for their consideration. In connection with the proposed transaction, onsemi will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Synaptics and that also constitutes a prospectus of onsemi. Each of Synaptics and onsemi will provide the proxy statement/prospectus to Synaptics stockholders. Synaptics and onsemi also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which Synaptics or onsemi may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). In addition, investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties on Synaptics Investor Relations at https://investor.synaptics.com/ (for documents filed with the SEC by Synaptics) or onsemi Investor Relations at https://investor.onsemi.com/ (for documents filed with the SEC by onsemi).

Participants in the Solicitation
Synaptics, onsemi, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from Synaptics stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Synaptics stockholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find more detailed information about Synaptics’ executive officers and directors under the headings “Proposal 1 – Election of Directors,” “Director Compensation,” “Compensation Discussion and Analysis,” “Named Executive Officer Compensation Tables,” “CEO Pay Ratio Disclosure,” “Pay Versus Performance Disclosure” and “Beneficial Ownership of Certain Stockholders” in its definitive proxy statement filed with the SEC on September 16, 2025. To the extent holdings of Synaptics common stock by the directors and executive officers of Synaptics have changed from the amounts of Synaptics common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=817720&owner=exclude under the tab “Ownership Disclosures”.  You can find more detailed information about onsemi’s executive officers and directors under the headings “The Board of Directors and Corporate Governance,” “Compensation of Executive Officers” and “Stock Ownership” in its definitive proxy statement filed with the SEC on April 2, 2026. To the extent holdings of onsemi common stock by the directors and executive officers of onsemi have changed from the amounts of onsemi common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1097864&owner=exclude under the tab “Ownership Disclosures”.  Additional information about Synaptics’ executive officers and directors and onsemi’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available.